UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 9, 2021

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105 Roseland, NJ 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01.    Regulation FD Disclosure

Management of RenovaCare, Inc. (the "Company") issued a pre-recorded presentation at the 2021 H.C. Wainwright Global Life Sciences Conference, which took place on March 9th through March 10th of 2021 (The “RenovaCare Global Life Sciences Presentation”). The RenovaCare Global Life Sciences Presentation, among other matters, provided an overview of the Company’s patented CellMist™ and SkinGun™ technologies, business performance and strategy and its 2021 business objectives, and was available for viewing by all participants attending the conference. A copy of the slide presentation included in the RenovaCare Global Life Sciences Presentation is attached hereto as 99.1 in Item 9.01.

By furnishing this Current Report on Form 8-K (the “Current Report”) and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the RenovaCare Global Life Sciences Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time (collectively, the “Presentation Materials”).  The Company undertakes no duty or obligation to publicly update or revise the Presentation Materials, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Subsequent to the closing of the conference, the slide presentation will be available for viewing on the Company’s website.

The information presented in Item 7.01 of this Current Report and Exhibits 99.1 to this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Description
99.1	Presentation Materials utilized at the RenovaCare Global Life Sciences Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 9, 2021.

 RenovaCare, Inc.

By: /s/ Alan L. Rubino

Alan L. Rubino

Chairman, President and Chief Executive Officer